Related Parties	12 Months Ended
Dec. 31, 2024
Related Party Transactions [Abstract]
Related Parties	Related Parties
ICE Credit Facility
On August 12, 2024, Bakkt and Opco entered into the ICE Credit Facility, with certain subsidiaries of Bakkt party thereto from time to time, as guarantors, whereby the Lender agreed to provide for a $40.0 million secured revolving line of credit to us for working capital and general corporate purposes. Any borrowings under the facility made prior to December 31, 2024 require the consent of the Lender in its sole discretion. For the period beginning December 31, 2024 through March 30, 2025, Opco can borrow up to an aggregate principal amount (excluding any capitalized interest) of $10.0 million. For the period beginning March 31 through June 29, 2025, Opco can borrow up to an aggregate principal amount (excluding any capitalized interest) of $20.0 million. From the period beginning June 30 through September 29, 2025, Opco can borrow up to an aggregate principal amount (excluding any capitalized interest) of $30.0 million. On or after September 30, 2025, Opco can borrow up to an aggregate principal amount (excluding any capitalized interest) of $40.0 million. As of December 31, 2024, no loans were outstanding under the ICE Credit Facility.
Loans under the ICE Credit Facility do not amortize and mature on December 31, 2026. Borrowings under the ICE Credit Facility accrue interest at a rate equal to, at Opco’s election, either the secured overnight financing rate (“SOFR”) for a term of one, three or six months plus 12%, or the prime rate plus 11%. Interest is payable quarterly in arrears with respect to borrowings bearing interest at the prime rate or on the last day of an interest period, but at least every three months, with respect to borrowings bearing interest at the term SOFR rate; provided, that Opco can elect to pay interest in kind by adding such interest amount to the principal amount of the outstanding borrowings under the ICE Credit Facility. For any interest period for which Opco has elected to pay interest in kind, the applicable margin on the outstanding loans will increase by 1% per annum. Under certain circumstances, a default interest rate will apply on all obligations during the existence of an event of default under the ICE Credit Facility at a per annum rate equal to 2% above the otherwise applicable interest rate.
Opco will pay a commitment fee of 0.5% per annum on the daily average of the available commitment that can be borrowed, less the outstanding principal amount of all loans (excluding any capitalized interest). Fees are payable in cash quarterly and at maturity. Loans under the ICE Credit Facility can be prepaid without penalty, subject to customary breakage costs for loans bearing interest at the term SOFR rate. Amounts repaid under the ICE Credit Facility can be reborrowed prior to the maturity date, subject to certain customary conditions set forth in the ICE Credit Facility.
The ICE Credit Facility contains customary affirmative and negative covenants, including negative covenants limiting the ability of the Company and its subsidiaries to, among other things, incur debt, grant liens, undergo certain fundamental changes, dispose of assets, make certain restricted payments and prepayments, enter into restrictive agreements, enter into transactions with affiliates, make investments, and amend certain agreements relating to debt, in each case, subject to limitations and exceptions set forth in the ICE Credit Facility. The ICE Credit Facility also contains various customary events of default that include, among others, payment defaults, breach of covenants, inaccuracy of representations and warranties, cross defaults to certain other indebtedness, bankruptcy and insolvency events, judgment defaults, and events constituting a change of control, subject to thresholds and cure periods as set forth in the ICE Credit Facility.
The obligations under the ICE Credit Facility are required to be guaranteed by Bakkt and certain material domestic subsidiaries of the Company and secured by substantially all of the personal property of the Company and such subsidiary guarantors.
Bakkt Crypto Solutions Technical Support
In connection with our acquisition of Apex Crypto, we entered into a Transition Services Agreement (the “Apex TSA”) with Apex Fintech Solutions, Inc. (“AFS”), pursuant to which AFS provides technical support and other transition-related services in exchange for quarterly service fees payable by us. We recognized $0.6 million, $1.1 million and $0 of expense related to the Apex TSA during the years ended December 31, 2024, December 31, 2023, and December 31, 2022, respectively which is reflected as “Related party expenses” in the consolidated statements of operations. As of December 31, 2024 and December 31, 2023, we had $0.2 million and $0.2 million, respectively reflected as “Due to related party” in the consolidated balance sheets related to the Apex TSA.

ICE Management and Technical Support
Upon consummation of the VIH Business Combination, we entered into a Transition Services Agreement (the “ICE TSA”) with ICE, pursuant to which ICE provides insurance, digital warehouse, data center, technical support, and other transition-related services in exchange for quarterly service fees payable by us. We recognized $0, $2.8 million, and $1.2 million of expense related to the ICE TSA for the years ended December 31, 2024, December 31, 2023, and December 31, 2022 respectively, which are reflected as “Related party expenses” in the consolidated statements of operations. As of December 31, 2024 and December 31, 2023, we had $2.2 million and $3.1 million, respectively, reflected as “Due to related party” in the consolidated balance sheets related to the ICE TSA. The agreement terminated in December 2023.
Triparty Agreement
The Digital Currency Trading, Clearing, and Warehouse Services Agreement (“Triparty Agreement”) provided for IFUS to list for trading one or more digital currency futures and/or options contracts, and for ICUS to serve as the clearing house to provide central counterparty and ancillary services for such contracts.
Effective July 28, 2023, IFUS delisted all Bakkt Bitcoin futures contracts other than the August and September 2023 expiry months, and also delisted all Bakkt Bitcoin Option contracts. Following the delisting, no new Bakkt Bitcoin futures or option expiry months were listed for trading. The August and September 2023 expiry months continued to be listed for trading through their regular last trading days, which were August 24 and September 28, 2023 respectively. No material revenues associated with the Triparty Agreement were recognized during the years ended December 31, 2024 and December 31, 2023, respectively. The Triparty Agreement also required Bakkt Trust to make, and, subject to certain limits, to replenish as needed a contribution to ICUS, to be used by ICUS in accordance with the ICUS rules. On September 29, 2023, ICUS returned the Company's $15.2 million contribution, and effective October 2, 2023, the parties terminated the Triparty Agreement.